UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FORM N-Q

JUNE 30, 2010

Schedule of investments (unaudited)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 30.9%
CONSUMER DISCRETIONARY — 3.2%
Automobiles — 0.3%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	220,000	$231,553
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	50,000	15,375	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	400,000	130,000	(a)
Total Automobiles				376,928
Diversified Consumer Services — 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	190,000	161,975
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	30,525
Total Diversified Consumer Services				192,500
Hotels, Restaurants & Leisure — 1.1%
CCM Merger Inc., Notes	8.000%	8/1/13	100,000	92,000	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	226,000	157,070	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	120,000	93,600
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	20,000	20,100
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	185,063
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	100,000	49,000	(a)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	41,600
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	230,000	181,125
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	21,850
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	60,913
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	143,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	63,000
Sbarro Inc., Senior Notes	10.375%	2/1/15	25,000	19,875
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	10,000	8,025	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	155,000	10,559	(a)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	86	(a)(c)
Total Hotels, Restaurants & Leisure				1,146,866
Media — 1.4%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	30,150
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	37,400	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	111,500	(b)
CMP Susquehanna Corp.	3.531%	5/15/14	2,000	600	(b)(c)(d)(e)
Comcast Corp., Senior Notes	6.500%	1/15/17	200,000	229,477
DISH DBS Corp., Senior Notes	6.625%	10/1/14	85,000	85,213
DISH DBS Corp., Senior Notes	7.750%	5/31/15	290,000	300,150
DISH DBS Corp., Senior Notes	7.875%	9/1/19	65,000	67,925
Sun Media Corp., Senior Notes	7.625%	2/15/13	50,000	50,250
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	140,000	152,588
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	170,000	183,175	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	30,300	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	63,675
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	140,000	145,600
Total Media				1,488,003
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	64,494	64,978	(f)
Specialty Retail — 0.0%
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	45,000	46,687
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	116,025
TOTAL CONSUMER DISCRETIONARY				3,431,987

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 0.9%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	$94,312
Food & Staples Retailing — 0.5%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	395,653	423,824	(b)
Kroger Co., Notes	3.900%	10/1/15	60,000	63,367
Total Food & Staples Retailing				487,191
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	265,109
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	71,575	(b)
TOTAL CONSUMER STAPLES				918,187
ENERGY — 5.2%
Energy Equipment & Services — 0.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	152,288
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	53,550	(b)
Pride International Inc., Senior Notes	7.375%	7/15/14	20,000	20,025
Total Energy Equipment & Services				225,863
Oil, Gas & Consumable Fuels — 5.0%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	170,000	159,375
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	64,800
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	70,000	72,275
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	295,687
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	210,000	201,075
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	167,600	(b)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	375,000	394,565
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	79,994	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	110,556	(d)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	185,439
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	60,000	61,725	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	214,200	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	247,800	(b)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	25,000	21,875
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	5,000	5,062
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	789,397
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	800,000	430,000
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000	64,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	40,700
SandRidge Energy Inc., Senior Notes	3.916%	4/1/14	1,000,000	877,398	(d)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	386,324
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	110,000
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000	432,912
XTO Energy Inc., Senior Notes	5.500%	6/15/18	10,000	11,454
Total Oil, Gas & Consumable Fuels				5,424,713
TOTAL ENERGY				5,650,576
FINANCIALS — 11.1%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.308%	9/1/12	550,000	319,687	(d)(g)
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	340,000	358,667
Morgan Stanley, Senior Notes	2.930%	5/14/13	310,000	311,365	(d)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	424,198
Total Capital Markets				1,413,917
Commercial Banks — 4.0%
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	680,000	675,131	(b)
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	205,422
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	100,000	101,074	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	210,000		$199,500	(b)(d)(g)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	730,000		735,130	(b)
HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank)	8.900%	12/20/10	14,936,000	RUB	360,820	(b)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		119,762	(b)(d)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	330,000		318,262	(b)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000		268,919
Santander US Debt SA Unipersonal, Senior Notes	0.363%	7/23/10	640,000		639,855	(b)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	300,000		241,500	(d)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000		461,173
Total Commercial Banks					4,326,548
Consumer Finance — 2.4%
GMAC Inc., Senior Notes	7.250%	3/2/11	15,000		15,319
GMAC Inc., Senior Notes	2.738%	12/1/14	1,956,000		1,685,736	(d)
GMAC Inc., Senior Notes	6.750%	12/1/14	307,000		300,092
SLM Corp.	0.616%	1/27/14	700,000		577,603	(d)
Total Consumer Finance					2,578,750
Diversified Financial Services — 3.4%
Air 2 US, Notes	8.027%	10/1/19	114,961		106,052	(b)
Chukchansi Economic Development Authority, Senior Notes	4.123%	11/15/12	250,000		166,250	(b)(d)
Citigroup Inc., Notes	6.000%	12/13/13	280,000		293,979
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000		903,643
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000		123,491
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	700,000		655,375	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000		465,500	(b)
Merna Reinsurance Ltd., Subordinated Notes	2.040%	7/7/10	300,000		299,940	(b)(d)
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	34,000		34,170	(b)
TNK-BP Finance SA	6.875%	7/18/11	190,000		196,422	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	350,000		366,450	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000		98,500	(b)
Total Diversified Financial Services					3,709,772
TOTAL FINANCIALS					12,028,987
HEALTH CARE — 0.8%
Health Care Providers & Services — 0.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000		62,025
HCA Inc., Senior Secured Notes	9.625%	11/15/16	105,000		112,612	(f)
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	150,000		159,375	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	276,000		293,940	(b)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000		9,900	(f)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	131,000		122,485	(d)(f)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000		77,200
TOTAL HEALTH CARE					837,537
INDUSTRIALS — 1.6%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000		159,200	(b)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	76,176		72,558
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	30,000		31,650	(b)
Total Airlines					263,408
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	7,800		4,563	(b)(c)
Commercial Services & Supplies — 0.4%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000		87,200
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000		114,600	(b)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	90,000		92,812

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies — continued
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	$86,200	(b)
Total Commercial Services & Supplies				380,812
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	460,000	483,000	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	82,400
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	70,000	67,550	(b)
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	195,600
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	92,620
Total Road & Rail				288,220
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	49,250	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	89,775
Total Trading Companies & Distributors				139,025
TOTAL INDUSTRIALS				1,708,978
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	48,191	(f)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	430,000	412,800	(b)
Total IT Services				460,991
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	129,025	(b)
TOTAL INFORMATION TECHNOLOGY				590,016
MATERIALS — 2.1%
Metals & Mining — 1.7%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	170,000	187,243
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	158,250
Novelis Inc., Senior Notes	7.250%	2/15/15	25,000	24,250
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	98,800
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	370,000	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	45,000	53,225
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	47,253
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	80,000	98,172
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	369,001
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	460,000	489,200	(b)
Total Metals & Mining				1,895,394
Paper & Forest Products — 0.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	65,477	64,693	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	170,145	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	187,063
Total Paper & Forest Products				421,901
TOTAL MATERIALS				2,317,295
TELECOMMUNICATION SERVICES — 4.0%
Diversified Telecommunication Services — 2.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	335,530	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	159,375	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	31,275
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	321,784
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	153,367
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	25,000	3	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	42,200

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	$142,100	(b)
Qwest Corp., Senior Notes	3.787%	6/15/13	250,000	248,750	(d)
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	320,000	323,326
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	370,000	398,267
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	200,000	218,336
Windstream Corp., Senior Notes	8.625%	8/1/16	190,000	192,375
Total Diversified Telecommunication Services				2,566,688
Wireless Telecommunication Services — 1.7%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	128,125
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	100,000	111,948
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	542,750
True Move Co., Ltd.	10.750%	12/16/13	230,000	227,125	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	531,000	524,362	(b)
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	288,335
Total Wireless Telecommunication Services				1,822,645
TOTAL TELECOMMUNICATION SERVICES				4,389,333
UTILITIES — 1.5%
Electric Utilities — 0.4%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	192,000	212,640	(b)
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000	272,343
Total Electric Utilities				484,983
Independent Power Producers & Energy Traders — 1.1%
AES Corp., Senior Notes	9.375%	9/15/10	375,000	378,750
AES Corp., Senior Notes	8.875%	2/15/11	15,000	15,413
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	50,000	34,812
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000	56,000
Edison Mission Energy, Senior Notes	7.200%	5/15/19	30,000	18,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000	25,762
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	976,633	639,695	(f)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	5,000	4,988
Total Independent Power Producers & Energy Traders				1,174,020
TOTAL UTILITIES				1,659,003
TOTAL CORPORATE BONDS & NOTES (Cost — $34,219,714)				33,531,899
ASSET-BACKED SECURITIES — 21.6%
FINANCIALS — 21.6%
Automobiles — 0.7%
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	656,934	(b)
Honda Auto Receivables Owner Trust, 2008-1 A3	4.470%	1/18/12	151,796	153,449
Total Automobiles				810,383
Home Equity — 18.9%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	870,000	593,819
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.797%	3/25/35	800,000	646,098	(d)
Asset Backed Funding Certificates, 2005-WF1 A2C	0.657%	1/25/35	273,590	242,686	(d)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.797%	10/27/32	62,559	48,239	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.837%	7/25/35	852,658	643,017	(d)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,343,490	937,696
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	733,946	692,385
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.777%	7/25/35	750,000	615,593	(d)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	673,951	575,648
Countrywide Asset-Backed Certificates, 2005-5 M1	0.807%	10/25/35	600,000	540,134	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.247%	10/25/47	657,090	448,625	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.347%	8/25/47	542,354	299,271	(b)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity — continued
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.487%	11/15/36	1,254,600	$906,857	(d)
EMC Mortgage Loan Trust, 2004-C A1	0.897%	3/25/31	254,282	205,015	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.697%	12/25/35	400,000	344,574	(d)
First Horizon ABS Trust, 2006-HE2 A	0.477%	10/25/26	1,714,077	1,229,752	(d)
First Horizon ABS Trust, 2007-HE1 A	0.473%	9/25/29	155,918	115,556	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.527%	12/25/36	1,268,925	684,257	(d)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.910%	8/15/30	738,149	503,441	(d)
GSAMP Trust, 2004-OPT B1	1.947%	11/25/34	107,105	34,044	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.747%	10/25/46	172,303	92,117	(b)(d)
Home Equity Mortgage Trust, 2006-2 2A1	0.507%	7/25/36	669,282	207,529	(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.687%	2/25/36	243,961	214,469	(d)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.843%	7/25/35	1,361,733	801,108	(d)
Lehman XS Trust, 2005-5N 3A1A	0.647%	11/25/35	478,893	308,132	(d)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.172%	9/25/31	234,371	136,151	(d)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.472%	5/25/32	736,309	525,564	(d)
MASTR Second Lien Trust, 2005-1 A	0.617%	9/25/35	59,342	55,322	(d)
MASTR Specialized Loan Trust, 2007-1 A	0.717%	1/25/37	561,502	250,570	(b)(d)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.797%	2/25/47	1,247,372	593,499	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.717%	2/25/37	1,100,000	16,961	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.767%	2/25/37	1,000,000	9,968	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M3	0.897%	2/25/37	800,000	4,948	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M4	1.347%	2/25/37	500,000	2,428	(d)
Morgan Stanley ABS Capital I, 2007-NC2 M5	1.547%	2/25/37	590,513	1,127	(d)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.877%	9/25/34	74,135	59,285	(d)
Morgan Stanley Mortgage Loan Trust, 2006-12XS A1	0.467%	10/25/36	7,920	7,882	(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.747%	2/25/35	229,747	193,090	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.977%	2/25/35	750,000	617,241	(d)
RAAC Series, 2006-RP2 A	0.597%	2/25/37	383,136	239,125	(b)(d)
RAAC Series, 2006-RP3 A	0.617%	5/25/36	1,360,897	757,677	(b)(d)
RAAC Series, 2006-RP4 A	0.637%	1/25/46	798,742	447,612	(b)(d)
RAAC Series, 2007-RP3 M1	1.147%	10/25/46	1,200,000	51,537	(b)(d)
RAAC Series, 2007-RP4 A	0.697%	11/25/46	1,277,601	627,718	(b)(d)
RAAC Series, 2007-SP3 A1	1.547%	9/25/37	357,660	247,440	(d)
Renaissance Home Equity Loan Trust, 2003-1 A	0.777%	6/25/33	247,467	213,340	(d)
Renaissance Home Equity Loan Trust, 2003-2 A	0.787%	8/25/33	204,425	173,891	(d)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	161	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	328,062	327,301
SACO I Trust, 2005-WM3 A3	1.047%	9/25/35	285,839	86,530	(d)
SACO I Trust, 2006-3 A3	0.807%	4/25/36	753,086	128,260	(d)
SACO I Trust, 2006-4 A1	0.517%	3/25/36	805,564	163,514	(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.867%	6/25/35	571,783	543,670	(d)
Structured Asset Investment Loan Trust, 2004-9 M4	1.647%	10/25/34	182,042	15,518	(d)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	689,371	646,905
Structured Asset Securities Corp., 2005-4XS 2A1A	2.093%	3/25/35	724,037	520,512	(d)
Structured Asset Securities Corp., 2005-SC1 1A1	0.617%	5/25/31	903,523	474,101	(b)(d)
Structured Asset Securities Corp., 2006-GEL1 A2	0.697%	11/25/35	600,000	414,000	(b)(d)(e)
Structured Asset Securities Corp., 2007-BC3 2A3	0.527%	5/25/47	290,000	69,147	(d)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE3 M5	1.397%	5/25/47	411,702	845	(d)
Total Home Equity				20,552,903
Manufactured Housing — 0.6%
Conseco Finance Securitizations Corp., 2000-4 A6	8.310%	5/1/32	557,156	440,080	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	227,199	183,823	(d)
Total Manufactured Housing				623,903

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Student Loan — 1.4%
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	$565,614	(e)
SLC Student Loan Trust, 2008-1 A4A	2.137%	12/15/32	720,000	749,350	(d)
SLC Student Loan Trust, 2008-2 A1	0.937%	9/15/14	209,401	209,578	(d)
Total Student Loan				1,524,542
TOTAL ASSET-BACKED SECURITIES (Cost — $33,511,949)				23,511,731
COLLATERALIZED MORTGAGE OBLIGATIONS — 30.8%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.617%	2/25/36	323,617	187,182	(d)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	452,721	459,617
Banc of America Funding Corp., 2005-E 8A1	3.044%	6/20/35	798,578	400,048	(d)
Bear Stearns Alt-A Trust, 2004-3 A1	0.987%	4/25/34	847,535	642,535	(d)
Bear Stearns ARM Trust, 2004-8 11A1	3.085%	11/25/34	698,448	615,241	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.847%	7/25/35	911,472	591,228	(d)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.577%	7/20/35	884,937	494,792	(d)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.677%	2/25/35	86,328	47,798	(d)
Countrywide Home Loans, 2004-20 2A1	2.964%	9/25/34	1,005,526	424,322	(d)
Countrywide Home Loans, 2005-HYB9 3A1A	5.310%	2/20/36	1,270,459	890,249	(d)
Countrywide Home Loans, 2005-R3 AF	0.747%	9/25/35	819,498	658,617	(b)(d)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.270%	6/25/34	400,968	279,632	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.678%	8/19/45	841,257	496,872	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.333%	3/19/46	490,082	234,124	(d)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	2,402,293	138,235	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	7/15/26	459,086	158	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	2,685,271	253,596	(c)
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	3,427,021	300,387	(c)
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	8,697,209	1,584,050	(c)
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	2,475,665	291,677	(c)(d)
Greenwich Capital Commercial Funding Corp., 2004-GG1 A4	4.755%	6/10/36	658,385	664,728
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	950,000	981,074	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.577%	2/25/35	284,665	224,885	(b)(d)(e)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.697%	3/25/35	1,205,616	970,429	(b)(d)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.747%	4/25/36	552,667	429,980	(b)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.680%	1/19/35	539,359	518,606	(d)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.698%	1/19/35	308,022	163,615	(d)
Harborview Mortgage Loan Trust, 2005-14 3A1A	5.225%	12/19/35	325,630	241,636	(d)
IMPAC Secured Assets Corp., 2005-2 A1	0.667%	3/25/36	2,462,936	1,368,753	(d)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.737%	12/25/34	112,915	59,165	(d)
Indymac Index Mortgage Loan Trust, 2004-AR7 A2	1.207%	9/25/34	360,417	207,534	(d)
Indymac Index Mortgage Loan Trust, 2004-AR8 2A2A	0.747%	11/25/34	98,977	61,033	(d)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.230%	10/25/35	870,063	688,418	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	810,425	827,962
JPMorgan Mortgage Trust, 2005-A3 3A4	5.026%	6/25/35	400,000	352,327	(d)
Luminent Mortgage Trust, 2006-2 A1A	0.547%	2/25/46	1,171,155	603,823	(d)
MASTR ARM Trust, 2003-6 2A1	2.340%	12/25/33	252,669	217,702	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.697%	5/25/35	1,674,624	$1,354,830	(b)(d)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.710%	5/25/36	630,505	587,871	(b)(d)
MASTR Reperforming Loan Trust, 2006-2 2A1	4.044%	5/25/36	275,526	249,983	(b)(d)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	4.996%	5/25/36	1,349,485	768,936	(d)
Residential Accredit Loans Inc., 2004-QA2 A2	0.787%	6/25/34	845,729	579,425	(d)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.627%	12/25/45	548,567	296,761	(d)
Structured ARM Loan Trust, 2004-20 1A1	2.794%	1/25/35	194,520	145,361	(d)
Structured ARM Loan Trust, 2004-9XS A	0.717%	7/25/34	976,089	688,288	(d)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.948%	7/19/34	594,221	510,665	(d)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.577%	2/25/36	1,131,100	642,852	(d)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.557%	4/25/36	530,648	270,815	(d)
Structured Asset Securities Corp., 1998-2 M1	1.447%	2/25/28	167,682	159,266	(d)
Structured Asset Securities Corp., 1998-3 M1	1.347%	3/25/28	122,791	107,191	(d)
Structured Asset Securities Corp., 1998-8 M1	1.287%	8/25/28	402,830	284,054	(d)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	569,876
Structured Asset Securities Corp., 2005-RF1 A	0.697%	3/25/35	339,620	271,505	(b)(d)
Structured Asset Securities Corp., 2005-RF2 A	0.697%	4/25/35	365,173	292,725	(b)(d)
Structured Asset Securities Corp., 2005-RF3 1A	0.697%	6/25/35	345,393	272,857	(b)(d)
Structured Asset Securities Corp., 2005-RF3 2A	4.693%	6/25/35	5,346,773	4,448,300	(b)(d)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.361%	3/20/47	494,251	42,011	(b)(c)(d)(e)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.520%	3/25/37	285,941	211,678	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.707%	10/25/45	984,857	579,688	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	781,916	629,609	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR8 1A3	5.820%	8/25/46	375,000	230,265	(d)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.707%	7/25/45	653,862	402,775	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.361%	4/25/46	340,373	178,512	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.381%	9/25/46	640,543	364,781	(d)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.872%	1/25/35	779,431	748,070	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $38,834,572)				33,460,980
COLLATERALIZED SENIOR LOANS — 8.7%
CONSUMER DISCRETIONARY — 3.1%
Auto Components — 0.6%
Allison Transmission Inc., Term Loan B	3.050 - 3.110%	8/7/14	728,531	665,468	(h)
Hotels, Restaurants & Leisure — 0.4%
BLB Worldwide Holdings Inc., Term Loan	0.000%	7/18/12	750,000	30,000	(a)(h)
Harrahs Operating Co. Inc., Term Loan B2	3.316%	1/28/15	460,941	384,381	(h)
Total Hotels, Restaurants & Leisure				414,381
Media — 1.7%
Charter Communications Operating LLC, First Lien	2.350%	3/6/14	106,941	99,381	(h)
Charter Communications, Term Loan C	3.790%	9/6/16	868,148	810,478	(h)
CSC Holdings Inc., Term Loan	2.100%	3/29/16	680,226	665,960	(h)
SuperMedia Inc., Term Loan	11.000%	12/31/15	362,736	312,147	(h)
Total Media				1,887,966
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B	2.351 - 2.538%	4/5/13	491,810	461,755	(h)
TOTAL CONSUMER DISCRETIONARY				3,429,570

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.000%	3/30/12	47,569		$44,378	(h)
Ashmore Energy International, Term Loan	3.533%	3/30/14	315,895		294,704	(h)
TOTAL ENERGY					339,082
HEALTH CARE — 1.8%
Health Care Providers & Services — 1.8%
Community Health Systems Inc., Delayed Draw Term Loan	2.788%	7/25/14	473,038		442,350	(h)
Community Health Systems Inc., Term Loan B	2.788%	7/25/14	24,270		22,695	(h)
HCA Inc., Term Loan B	2.783%	11/18/13	630,983		596,458	(h)
Health Management Associates Inc., Term Loan B	2.283%	2/28/14	909,614		848,341	(h)
TOTAL HEALTH CARE					1,909,844
INDUSTRIALS — 0.9%
Trading Companies & Distributors — 0.9%
Transdigm Inc. Term B	2.538%	6/23/13	1,000,000		970,313	(h)
INFORMATION TECHNOLOGY — 0.6%
IT Services — 0.6%
First Data Corp., Term Loan B2	3.097%	9/24/14	742,366		627,114	(h)
MATERIALS — 0.4%
Containers & Packaging — 0.4%
Berry Plastics Group Inc., Term Loan C	2.350%	4/3/15	494,885		438,592	(h)
TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.4%
Level 3 Communications Inc., Term Loan	2.548%	3/13/14	500,000		444,583	(h)
UTILITIES — 1.2%
Electric Utilities — 0.7%
TXU Corp., Term Loan B2	3.850 - 4.066%	10/10/14	972,500		721,473	(h)
Independent Power Producers & Energy Traders — 0.5%
NRG Energy Inc., Term Loan	2.283%	2/1/13	626,232		599,617	(h)
TOTAL UTILITIES					1,321,090
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,084,336)					9,480,188
SOVEREIGN BONDS — 3.1%
Brazil — 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	4,541,000	BRL	2,323,835
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	256,000	BRL	121,305
Total Brazil					2,445,140
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		306,738
Russia — 0.4%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000		426,745	(b)
Venezuela — 0.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	232,000		146,160	(b)
TOTAL SOVEREIGN BONDS (Cost — $3,518,177)					3,324,783
U.S. GOVERNMENT & AGENCY OBLIGATION — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Notes (Cost - $426,610)	3.375%	11/15/19	440,000		455,778

			SHARES
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY— 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			2,966		104,700	*
Dex One Corp.			1,040		19,760	*
SuperMedia Inc.			1,864		34,094	*
TOTAL CONSUMER DISCRETIONARY					158,554

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY			SHARES	VALUE
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			116	$3,056	*(e)
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			44	1,839	*
MATERIALS — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			3,741	49,905	*
TOTAL COMMON STOCKS (Cost — $742,893)				213,354

	RATE	MATURITY DATE
CONVERTIBLE PREFERRED STOCK — 0.1%
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc. (Cost - $60,000)	7.500%	12/15/12	600	67,800
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
Preferred Plus, Trust, Series FRD-1	7.400%		220	4,884
Saturns, Series F 2003-5	8.125%		1,630	39,120
Total Automobiles				44,004
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		559	0	*(b)(c)(d)(e)
TOTAL PREFERRED STOCKS (Cost — $33,407)				44,004

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	30	0	*(c)(e)
Charter Communications Inc.		11/30/14	22	88	*
CNB Capital Trust		3/23/19	639	0	*(b)(c)(e)
Nortek Inc.		12/7/14	115	1,325	*
SemGroup Corp.		11/30/14	123	674	*
TOTAL WARRANTS (Cost — $1,531)				2,087
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $122,433,189)				104,092,604

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 3.8%
U.S. Government Agencies — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	8/23/10	50,000	49,993	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.180 - 0.240%	8/23/10	712,000	711,893	(i)(j)
Total U.S. Government Agencies(Cost — $761,796)				761,886
Repurchase Agreement — 3.1%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity - $3,323,002; (Fully collateralized by U.S. government agency obligations, 0.500% due 10/29/10; Market value - $3,397,330) (Cost - $3,323,000)	0.020%	7/1/10	3,323,000	3,323,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $4,084,796)				4,084,886
TOTAL INVESTMENTS — 99.6% (Cost — $126,517,985#)				108,177,490
Other Assets in Excess of Liabilities — 0.4%				452,655
TOTAL NET ASSETS — 100.0%				$108,630,145

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2010

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

(a)	The coupon payment on these securities is currently in default as of June 30, 2010.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.
(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	IO	- Interest Only
	PAC	- Planned Amortization Class
	RUB	- Russian Ruble
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	12/13/10	$99.00	17	$4,250
Eurodollar Futures, Put	9/13/10	98.38	111	4,856
TOTAL WRITTEN OPTIONS (Premiums received — $60,659)				$9,106

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$33,531,299	$600	$33,531,899
Asset-backed securities	—	22,532,117	979,614	23,511,731
Collateralized mortgage obligations	—	33,194,084	266,896	33,460,980
Collateralized senior loans	—	9,480,188	—	9,480,188
Sovereign bonds	—	3,324,783	—	3,324,783
U.S. government & agency obligation	—	455,778	—	455,778
Common stocks:
Energy	—	—	3,056	3,056
Other common stocks	$210,298	—	—	210,298
Convertible preferred stock	67,800	—	—	67,800
Preferred stocks:
Consumer discretionary	—	—	0	0
Financials	44,004	—	—	44,004
Warrants	88	1,999	0	2,087
Total long-term investments	$322,190	$102,520,248	$1,250,166	$104,092,604
Short-term investments†	—	4,084,886	—	4,084,886
Total investments	$322,190	$106,605,134	$1,250,166	$108,177,490
Other financial instruments:
Futures contracts	$1,017,095	—	—	$1,017,095
Forward foreign currency contracts	—	$3,363	—	3,363
Written options	(9,106)	—	—	(9,106)
Interest rate swaps‡	—	(3,953,405)	—	(3,953,405)
Credit default swaps on corporate issues - buy protection‡	—	36,057	—	36,057
Credit default swaps on credit indices - sell protection‡	—	(45,253)	—	(45,253)
Total other financial instruments	$1,007,989	$(3,959,238)	—	$(2,951,249)
Total	$1,330,179	$102,645,896	$1,250,166	$105,226,241

†See Schedule of Investments for additional detailed categorizations.
‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					PREFERRED
	CORPORATE		COLLATERALIZED		STOCKS
	BONDS &	ASSET-BACKED	MORTGAGE	COMMON STOCKS	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	OBLIGATIONS	ENERGY	DISCRETIONARY		WARRANTS	TOTAL
Balance as of September 30, 2009	$3,775	—	—	—	$237		$18	$4,030
Accrued premiums/discounts	590	$1,661	—	—	—		—	2,251
Realized gain/(loss)	—	—	—	—	—		—	—
Change in unrealized appreciation (depreciation)(1)	798	6,138	—	$(544)	(237)		(18)	6,137
Net purchases (sales)	—	971,815	—	3,600	—		—	975,415
Transfers into Level 3	—	—	$266,896	—	—		—	266,896
Transfers out of Level 3	(4,563)	—	—	—	—		—	(4,563)
Balance as of June 30, 2010	$600	$979,614	$266,896	$3,056	$0	*	$0 *	$1,250,166
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010(1)	$(274)	$6,138	—	$(544)	$(237)		(18)	$5,065

* Value is less than $1.00.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (cont’d)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to- market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (cont’d)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

Notes to Schedule of Investments (unaudited) (cont’d)

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other Risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,664,813
Gross unrealized depreciation	(23,005,308)
Net unrealized depreciation	$(18,340,495)

At June 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:
90-Day Eurodollar	100	9/10	$24,523,181	$24,836,250	$313,069
U.S. Treasury 5-Year Notes	489	9/10	57,104,910	57,873,914	769,004
					1,082,073
Contracts to Sell:
U.S. Treasury 2-Year Notes	75	9/10	16,347,131	16,412,109	(64,978)
Net unrealized gain on open futures contracts					$1,017,095

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:
Euro	235,307	$287,811	8/17/10	$(7,368)
Contracts to Sell:
Euro	225,693	276,052	8/17/10	10,731
Net unrealized gain on open forward foreign currency contracts				$3,363

During the period ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2009	123	$59,800
Options written	152	68,981
Options closed	—	—
Options expired	(147)	(68,122)
Written options, outstanding June 30, 2010	128	$60,659

Notes to Schedule of Investments (unaudited) (cont’d)

At June 30, 2010, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps
Barclay’s Capital Inc.	$ 5,520,000	3/18/19	4.250%	3-Month LIBOR	$ 81,766	$ (689,842)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	—	(2,141,773)
JPMorgan Chase Bank	10,000,000	1/7/15	4.665%	6-Month LIBOR	—	(1,203,556)
Total	$ 33,520,000				$ 81,766	$ (4,035,171)

As of March 31, 2010, the three- and six-month London Interbank Offered Rates were 0.53% and 0.75%, respectively.

Credit Default Swaps on Credit Indices - Sell Protection 1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
JPMorgan Chase Bank (CDX North America High Yield Index)	$ 2,697,000	6/20/12	2.750%	$ (45,253)	$ (69,147)	$ 23,894

Credit Default Swaps on Corporate Issues - Buy Protection 4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$ 90,000	3/20/15	5.000% quarterly	$ 10,565	$ 830	$ 9,735
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	15,148	3,073	12,075
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	90,000	3/20/11	5.000% quarterly	1,202	(1,013)	2,215
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/11	5.000% quarterly	267	(200)	467
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	4,513	(409)	4,922
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	752	(41)	793
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	2,348	257	2,091
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	1,262	310	952
Total	$ 420,000			$ 36,057	$ 2,807	$ 33,250

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

	Futures Contracts		Written	Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$ 1,082,073	$ (64,978)	$ (9,106)	—	—	$ (3,953,405)	$ (2,945,416)
Foreign Exchange Contracts	—	—	—	$ 10,731	$ (7,368)	—	3,363
Credit Contracts	—	—	—	—	—	(9,196)	(9,196)
Total	$ 1,082,073	$ (64,978)	$ (9,106)	$ 10,731	$ (7,368)	$ (3,962,601)	$ (2,951,249)

During the period ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$24,929
Forward foreign currency contracts (to buy)	1,061,612
Forward foreign currency contracts (to sell)	327,961
Futures contracts (to buy)	106,266,984
Futures contracts (to sell)	14,326,756

Average Notional Balance
Interest rate swap contracts	$33,520,000
Credit default swap contracts (to buy protection)	210,000
Credit default swap contracts (to sell protection)	2,697,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $45,253. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $3,450,000.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  August 26, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:   August 26, 2010